TD ASSET MANAGEMENT USA FUNDS INC.

Fixed Income Portfolio Shares

 — TDAM 1- to 5-Year Corporate Bond Portfolio
 — TDAM 5- to 10-Year Corporate Bond Portfolio
(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated March 27, 2014 to the Prospectus (the “Prospectus”)
dated September 11, 2013

The following paragraph replaces the paragraph under the sub-section entitled
“Shareholder Information — Disclosure of Portfolio Holdings”:

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios respective portfolio securities is available (i) in the Portfolios’ SAI and (ii) on the TDAM USA Inc. website at www.tdamusa.com. Each Portfolios complete portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each quarter, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website each Portfolio’s quarter-end top ten holdings, generally also with a 30 day-lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE ®The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.